Form 8-K Current Report
- - --------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report                                                      June 7, 1996
(Date of earliest event reported)


                          Molecular Devices Corporation
             (exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         0-27316                                         94-2914362
- - ------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)


1311 Orleans Drive, Sunnyvale, California                             94089
(Address of principal executive offices)                              (Zip Code)


                                 (408) 747-1700
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

On June 7, 1996 Molecular Devices Corporation (the "Company") acquired all of the outstanding shares of common stock of NovelTech Systems, Inc. ("NovelTech") for an aggregate purchase price of $4,500,000 in cash and stock pursuant to the terms and conditions of a Stock Purchase Agreement dated June 7, 1996 (the "Agreement") among the Company, NovelTech, and Brad Neagle and Kirk Schroeder (the "Selling Shareholders"). The Agreement is filed herewith as Exhibit 2.1. The Company issued a press release announcing the acquisition, which is filed herewith as Exhibit 99.1.

The Selling Shareholders had no material relationship with the Company or any of its respective officers, directors, associates of such officers or directors, or affiliates prior to the transaction. Except for the historical information contained herein, the material herein contains forward-looking statements that involve risks and uncertainties as well as the other risks detailed from time to time in the Company's SEC reports, including the Registration Statement on Form S-1 (File No. 33-98926), as amended, the report on Form 10-K for the year ended December 31, 1995 and the report on Form 10-Q for the quarter ended March 31, 1996.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

a) Financial Statements. At the time of this filing it is impracticable to provide the required financial statements for NovelTech. The required financial statements will be filed as an amendment to this report on Form 8-K as soon as practicable, but not later than 60 days after the date of filing of this report with the Securities and Exchange Commission.

b) Pro Forma Financial Information. At the time of this filing it is impracticable to file the required pro forma financial information. The Company will file the required pro forma financial information as an amendment to this report on Form 8-K as soon as practicable, but not later than 60 days after the date of filing of this report with the Securities and Exchange Commission.

c)     Exhibits.

        2.1 Stock Purchase Agreement dated June 7, 1996, among Molecular Devices Corporation, NovelTech Systems, Inc., and Brad Neagle and Kirk Schroeder (with Exhibit A, Certain Definitions)(1)

       99.1     Press release dated June 10, 1996


                                   SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                              Molecular Devices Corporation
                                              ----------------------------------
                                                        (Registrant)


                                           By Andrew Galligan
                                              ----------------------------------
                                                          Signature

Date   June 21, 1996
       ------------------------


- - --------
(1) Remaining exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementary copies of any of the omitted exhibits upon request of the Commission.

                   INDEX TO FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Sequential
Number    Description
- - -----     -----------

2.1 Stock Purchase Agreement dated June 7, 1996, among Molecular Devices Corporation, NovelTech Systems, Inc., and Brad Neagle and Kirk Schroeder (with Exhibit A, Certain Definitions)(1)

99.1      Press release dated June 10, 1996


- - --------
(1) Remaining exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementary copies of any of the omitted exhibits upon request of the Commission.